                                                                 EXHIBIT 10.5

                 AMENDED AND RESTATED SHAREHOLDERS' AGREEMENT
                               INTRALINKS, INC.

          This Amended and Restated Shareholders' Agreement ("Agreement") is made and entered into as of June 30, 1999, by and among INTRALINKS, INC., a Delaware corporation (the "Company"), the shareholders of the Company listed herein on Schedule I under the section "Management Shareholders" (the
          ----------
"Management Shareholders"), the shareholders of the Company listed herein on
Schedule I under the section "Non-Management Shareholders" (the "Non-Management
----------
Shareholders;" the Non-Management Shareholders and the Management Shareholders being herein referred to collectively as the "Original Shareholders"), the shareholders listed herein on Schedule II (the "Series B Shareholders"), the
                              -----------
shareholders listed on Schedule III (the "Series C Shareholders"), the
                       ------------
shareholder(s) listed on Schedule IV (the "Series D Shareholder") and the
                         -----------
shareholders listed on Schedule V (the "Series E Shareholders;" the Series E
                       ----------
Shareholders, together with the Original Shareholders, the Series B Shareholders, the Series C Shareholders and the Series D Shareholder being herein sometimes referred to collectively as "Shareholders").

                                   RECITALS:

          This Agreement is made with reference to the following facts:

          A. The Company, the Original Shareholders, the Series B Shareholders, the Series C Shareholders and the Series D Shareholder are parties to an Amended and Restated Shareholders' Agreement dated as of April 13, 1999, as amended from time to time by the addition of signatories as contemplated therein (the "Original Shareholders' Agreement").

          B. The Company and the Series E Shareholders are entering into a Stock Purchase Agreement (the "Stock Purchase Agreement"), pursuant to which the Series E Shareholders will purchase from the Company 1,068,890 shares of the Company's Series E Convertible Preferred Stock, $.01 par value ("Series E Preferred Stock").

          C. As an inducement to the Series E Shareholders to consummate the transactions contemplated by the Stock Purchase Agreement and for clarity of reference, the parties wish to provide for the terms with respect to certain matters regarding the relationship between the Company and the Shareholders and among such Shareholders. Accordingly, the parties deem it in their best interest to amend and restate the Original Shareholders' Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the Original Shareholders' Agreement is hereby amended and restated in its entirety to provide as follows:

                                   SECTION 1.
                                    GENERAL
                                    -------

          Section 1.1  Purchase of Stock.  Each Shareholder is a holder of
                       -----------------
shares of the Company's Common Stock, $.01 par value ("Common Stock"), Series A Preferred Stock, $.01 par value ("Series A Preferred Stock"), Series B Preferred Stock, $.01 par value ("Series B Preferred Stock"); Series C Preferred Stock, $.01 par value (the "Series C Preferred Stock"), Series D Preferred Stock, $.01 par value (the "Series D Preferred Stock") or Series E Preferred Stock, $.01 par value (the "Series E Preferred Stock" and, together with the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock the "Preferred Stock") (the Common Stock and Preferred Stock collectively, the "Shares"). To the extent that the Shareholders acquire additional shares of the Company's Common Stock or Preferred Stock or hold or acquire any warrants, options or other rights to acquire such securities of the Company, the Shareholders agree that such securities, and such securities, when exercised or converted, shall be deemed to be "Shares" for the purposes of Sections 4 and 5 of this Agreement.

          Section 1.2  Series D Warrants.  Simultaneously with the Series D
                       -----------------
Shareholder's purchase of Series D Preferred Stock pursuant to that certain Stock and Warrant Purchase Agreement, between the Company and the Series D Shareholder, dated April 13, 1999, the Company issued to the Series D Shareholder a certain warrant to purchase 660,000 additional shares of Series D Preferred Stock (the "Series D Warrant"), in addition to certain other warrants (the "E&Y Warrants"). The Series D Shareholder hereby agrees to be bound by the obligations set forth in the Series D Warrant to exercise all of the warrants represented by the Series D Warrant upon the occurrence of an Exercise Event (as defined in the Series D Warrant).


                                  SECTION 2.
                                  DIRECTORS
                                  ---------

          Section 2.1  Election; Number and Term; Board Committees; Observer;
                       ------------------------------------------------------
Change of Chief Executive Officer.  (a)  At any annual or special shareholders
---------------------------------
meeting called for such purpose, and whenever the shareholders of the Company act by written consent with respect to election of directors, each Shareholder agrees to vote or otherwise give such Shareholder's consent in respect of all shares of capital stock of the Company (whether now owned or hereafter acquired) owned by such Shareholder or as to which such Shareholder is entitled to vote, and the Company shall take all necessary and desirable actions within its control, in order to cause:

          (i) the election to the Company's Board of Directors (the "Board"), as promptly as practicable, but in any event prior to the next meeting of the Board, of:

               (A) three (3) individuals designated by the Series D Shareholder (the "Series D Directors"), as long as the Series D Shareholder owns in the aggregate at least 660,000 shares of the Company's Series D Preferred Stock (as adjusted for stock splits, stock dividends, or similar events), which individuals initially shall be Carolyn Buck Luce, J. Douglas Phillips and Stephen D. Oesterle; and

               (B) two (2) individuals designated by the holders of the Series C Preferred Stock (collectively, the "Series C Directors"), voting as a class; provided, however, that in the event Catalyst Investments
                   --------  -------
          (Belgium) N.V. ("Catalyst") (or any Permitted Transferee of Catalyst to which Catalyst's Series C Shares are transferred pursuant to
          Section 4(b)(i) or (ii) hereof) or APA Excelsior V, L.P. and any other fund managed by Patricof & Co. Ventures, Inc., (the "Patricof Funds"), own at least one-half (1/2) of the number of shares of Series C Preferred Stock set forth opposite their respective names on Schedule
                                                                       --------
          III (as adjusted for stock splits, stock dividends or similar events),
          ---
          each such entity shall be entitled to designate one (1) individual, which individuals are initially Thomas Hirschfeld for the Patricof Funds and Julie Kunstler for Catalyst, and

               (C) two (2) individuals designated by the holders of the Series B Preferred Stock (collectively, the "Series B Directors") voting as a class; provided, however, that in the event Euclid Partners IV, L.P.
                 --------  -------
          ("Euclid") or Perseus Capital, LLC ("Perseus") owns at least one-half (1/2) of the number of shares of Series B Preferred Stock set forth opposite their respective names on Schedule II hereto (as adjusted for
                                             -----------
          stock splits, stock dividends or similar events), each such entity shall be entitled to designate one (1) individual, which individuals are initially Milton J. Pappas for Euclid and William Ford for Perseus; and

               (D) one (1) individual designated by the Management Shareholders (the "Management Directors"), which individual is initially Mark S. Adams; and

               (E) one (1) individual designated by Arthur B. Sculley, David W. Sculley, John Sculley, Sculley Investment Ltd. Partnership, The John Sculley Irrevocable Trust for the Benefit of Oliver Allnatt, The John Sculley Irrevocable Trust for the Benefit of Madeline Allnatt, The Sculley Family Trust, Sculley Brothers LLC, Isabel Espina and any Permitted Transferee to which their shares are transferred (the "Sculley Brothers Group") as long as the Sculley Brothers Group owns in the aggregate at least one-half (1/2) of the shares of capital stock of the Company set forth opposite their names on the Schedules hereto (as adjusted for stock splits, stock dividends or similar events), such designee is initially Arthur Sculley and thereafter, if not Arthur Sculley, David Sculley or John Sculley to the extent available; and

               (F) one (1) individual designated by the holders of the Series E Preferred Stock; provided, however, in the event Reuters Holdings
                           --------  -------
          Switzerland SA

          ("Reuters") owns at least one-half (1/2) of the number of shares of Series E Preferred Stock set forth opposite its name on Schedule V
                                                                  ----------
          hereto (as adjusted for stock splits, stock dividends or similar events), Reuters shall be entitled to designate such individual, which individual is initially Devin Wenig.

     all of which designees shall hold office subject to their earlier removal in accordance with clause (ii) below, the By-laws of the Company and applicable corporate law, until their respective successor shall have been elected and shall have been qualified;

          (ii) the removal from the Board (with or without cause) of any representative designated hereunder by the Shareholders entitled to make such designation hereunder (i.e., (A), (B), (C), and (D) above), upon written request of such Shareholders for removal of its designee, but only upon such written request; and

          (iii) upon any vacancy in the Board as a result of any individual designated as provided in clause (ii) above ceasing to be a member of the Board, whether by resignation or otherwise, the election to the Board of an individual designated by the Shareholders which designated the individual who shall have so ceased to be a member of the Board.

          (b) Each of the Shareholders agrees to cause its designees to the Board to vote or otherwise give such director's consent to the creation and maintenance of:

          (i) a Compensation Committee of the Board consisting of three (3) members of the Board which shall be composed of (A) a designee of the holders of the Series B Preferred, initially to be the director designated by Euclid; (B) a designee of the holders of the Series C Preferred, initially to be the director designated by Catalyst; and (C) a designee of the holder of the Series D Preferred, initially to be a director designated by the Series D Preferred Shareholder. The approval of a majority of the members of the Compensation Committee shall be required for:

                (A) all grants of stock options and other stock-based compensation to officers and employees of the Company;

                (B)  all increases in compensation;

                (C) any bonus plan to be formed by the Company and all annual or other bonuses granted to officers of the Company thereunder; and

                (D) any increase in other employee benefits (including, without limitation, vacation policy, benefit plans, company automobiles and insurance) granted to officers of the Company; and

          (ii) an Audit Committee of the Board consisting of three (3) members of the Board which shall be composed of (A) a designee of the holders of the Series B Preferred, initially to be the director designated by Euclid
     (B) a designee of the holders of the Series C Preferred, initially to be the director designated by the Patricof Funds; and (C) a designee of the holders of the Series D Preferred, initially to be a director designated by the Series D Shareholder, which Audit Committee shall review and approve by majority vote the financial statements of the Company, as audited by the Company's independent certified public accountants, prior to issuance each year. The Audit Committee shall meet at least twice each year and shall be empowered to:

               (A) meet with the independent auditors of the Company to discuss the scope of the annual examination;

               (B) review the annual report of the auditors, including the financial statements and management letter or recommendations on internal control;

               (C) meet with the Treasurer of the Company to discuss and review the system of internal controls and procedures, the quality of the staff in the Treasurer's office, and the financial statements;

               (D) direct and supervise special investigations of the accounting affairs of the Company;

               (E) recommend the appointment of independent auditors for the ensuing fiscal year; and

               (F) make a report of its activities at each annual meeting of the Company.

          (c) John M. Muldoon, Patrick J. Wack and a Johnson & Johnson Development Corporation ("JJDC") representative appointed by JJDC shall each have the right to attend all meetings of the Board as observers without a vote or other rights of a director (except the right to receive sufficient notice of any such meeting to enable such attendance and the right to receive all other communications, information and materials furnished, from time to time, to directors of the Company and the right to receive reimbursement for travel expenses to the same extent as directors of the Company); provided that such
                                                          --------
observer and reimbursement rights set forth in this clause (c) shall terminate with respect to John M. Muldoon, Patrick J. Wack, Jr. and JJDC at such time as such individuals, with respect to Messrs. Muldoon and Wack (together with members of their respective immediate families and any trusts, etc. for the benefit of such persons), or JJDC hold less than 50% of their current ownership of the Company's capital stock.

          (d) In the event that Mark S. Adams resigns from his current position as Chief Executive Officer of the Company ("CEO") or, for any reason whatsoever, no longer holds such position, majority approval of the entire Board shall be required in order to select and appoint a new CEO, which majority must include each of the Series B Directors and Series C Directors.

          (e) The Board shall meet on a quarterly basis unless and until otherwise agreed by the Board. The Company will reimburse all directors who are not also officers or employees of the Company for out-of-pocket and travel expenses reasonably incurred in connection with attending such meetings.


                                   SECTION 3.
                                   OFFICERS
                                   --------

          Until changed by any regular or special meeting of the Board, as provided in the By-Laws of the Company and pursuant to the requirements contained herein, the following persons shall be duly constituted officers of the Company:

          Chairman of the Board                --      Arthur B. Sculley

          President and                        --      Mark S. Adams
          Chief Executive Officer

          Chief Operating Officer              --      Patrick J. Wack, Jr.
          and Assistant Secretary

          Chief Financial Officer              --      John M. Muldoon
          and Treasurer

          Secretary                            --      Stephen M. Davis

The Shareholders shall be permitted to cause the Board to review and elect (or reelect, as the case may be), the Chairman of the Board on or before April 1 of each year.


                                   SECTION 4.
           RESTRICTIONS ON TRANSFER OF SHARES; REPURCHASE OF SHARES
           --------------------------------------------------------

          The Shares are subject to restriction on transfer as described below.

          Section 4.1  Restrictions on Transfer.  (a)  None of the Shares may be
                       ------------------------
sold, transferred or otherwise disposed of nor shall they be pledged or otherwise hypothecated by any Original Shareholder, provided, however,
                                                    --------  -------
notwithstanding anything to the contrary contained herein, that an Original Shareholder may transfer the Shares to any of the following (each, an "Original Shareholder Permitted Transferee") in accordance with applicable securities laws: (i) any spouse or family member related to them by one generation

("Immediate Family Member") or to a trust created for the benefit of an Immediate Family Member or Immediate Family Members with the prior approval of a Super Majority (as hereinafter defined) of the Board which will not be unreasonably withheld; or (ii) any Shareholder by an Original Shareholder with the prior approval of a Super Majority of the Board; or (iii) any beneficiary by intestate succession or testamentary disposition from an Original Shareholder. Notwithstanding anything contained herein to the contrary, each Original Shareholder may transfer up to an aggregate of 15,000 Shares in one or more gifts or contributions to any individual or charitable organization.

          (b) Anything herein to the contrary notwithstanding, each Series B Shareholder, Series C Shareholder, Series D Shareholder and Series E Shareholder shall have the right to transfer its Shares to (a) any partner, member or shareholder of such Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder, respectively, or any person or entity that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with such Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder, (b) any limited partnership, partnership, trust or other legal entity in which the Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder is a principal and that is managed or controlled by a company or entity which controls, or is controlled by or is under common control with the Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder, as the case may be, (c) any corporate, partnership or member affiliate, or affiliate of such an affiliate, of a Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder, (d) any spouse or family member related by one generation to such Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder or to a partner, member or shareholder of such Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder or to any trust (or to any trustee, settlor or beneficiary of any such trust), estate, personal representative, heir or devisee of any such person or entity, and (e) no more than three other individuals or entities per each Series B Shareholder, Series C Shareholder, Series D Shareholder or Series E Shareholder so long as such transfer is made without cash, deferred cash or marketable security consideration (each, an "Investor Permitted Transferee"; Investor Permitted Transferees and the Original Shareholder Permitted Transferees sometimes referred to herein as "Permitted Transferees"), provided that such transfer is made in accordance with applicable securities laws.

          (c) In the event that the Series D Shareholder determines at some time in the future that any Series E Shareholder or any future shareholder of the Company causes an independence issue for the Series D Shareholder (any such further shareholder shall be referred to hereafter as a "Non-Independent Shareholder") under Section 602.02.g of the Securities and Exchange Commission's interpretations relating to independence or any federal or state governmental or regulatory rules, or applicable professional guidelines applicable to independent public accountants (an "Independence Issue"), the following steps will be taken to cause the Non-Independent Shareholder to divest itself of its investment in the Company's securities (the "Non-Independent Securities"):

          (i) The Series D Shareholder will give notice of such Independence Issue to the Company (the "Non-Independence Notice").

          (ii) The Company will engage an investment bank, reasonably acceptable to the Non-Independent Shareholder, to determine the Market Price (as defined herein) of the Non-Independent Securities. For the purposes hereof, the Market Price shall be the price that a buyer would pay for the Non-Independent Securities given the unregistered nature of the securities and the performance and prospects of the Company and relevant market conditions at such time.

     If the Company has already engaged an investment bank as the underwriter in its prospective initial public offering (the "IPO"), such investment bank will provide the valuation if the Company so chooses. The Company will use its best efforts to cause the investment bank to provide the valuation of Market Price within thirty (30) days of its receipt of the Non-Independence Notice by providing all reasonable information and access to the Company's personnel to the investment bank performing the valuation. All reasonable expenses of the valuation shall be borne by the Company.

          (iii) Once the Market Price has been determined, the Non-Independent Securities will be offered to the Company at the Market Price. The Company shall have ten (10) days to purchase all or a portion of the Non-Independent Securities.

          (iv) Any Non-Independent Securities that are not purchased by the Company shall be offered to the Shareholders at the Market Price in the manner described in Section 5.1(i)(b) hereof.

          (v) Any Non-Independent Securities that have not been purchased by the Company or the Shareholders shall be offered by the Non-Independent Shareholder to any third parties ("Third Parties") for the Market Price; provided, however, that the Non-Independent Shareholder must obtain the approval of the Company in writing prior to any such transfer of the Non-Independent Securities. The Non-Independent Shareholder shall use commercially reasonable efforts to sell the Non-Independent Securities within ninety (90) days of the Company's receipt of the Non-Independence Notice.

          (vi) Notwithstanding anything contained herein to the contrary, the Non-Independent Shareholder shall not be required to sell the Non-Independent Securities under subsections 4.01(c)(iii), (iv) or (v) unless either the Market Price is, or one or more purchasers (including the Company, the Shareholders, and/or Third Parties) acting individually or jointly offer to pay, $13.00 or more per share, as adjusted for stock splits or share combinations.

          (vii) Any and all sales commissions and brokers' fees incurred in connection with the sale of the Non-Independent Securities shall be borne by the Non-Independent Shareholder.

          (viii) In the event of the Company's IPO at any time after the sale of the Non-Independent Securities, the Company shall use commercially reasonable efforts to cause the number of shares equal to the Non-Independent Securities sold by the Non-Independent Investor (but in no event more than five percent (5%) of the capital stock of the Company) to be allotted to the Non-Independent Shareholder for purchase in the IPO.

          (d) In the event that the Series D Shareholder determines at some time in the future that any Original Shareholder, Series B Shareholder or Series C Shareholder, or any director or officer of the Company, causes the Series D Shareholder's investment in the Company to be a prohibited investment for the Series D Shareholder because any such Shareholder, officer or director, through the ownership of its Shares, causes an Independence Issue for the Series D Shareholder, or in the event a Non-Independent Shareholder is not required to divest itself of its Non-Independent Securities under subsection 4.1(c) above following the occurrence of an Independence Issue as described in such subsection, the Company will use commercially reasonable efforts to cure such Independence Issue by assisting such Shareholder, director or officer in taking whatever actions are reasonably appropriate to resolve the Independence Issue. If such Independence Issue cannot be cured through these means, the Company will use its commercially reasonable efforts to assist the Series D Shareholder in disposing of its investment in the Company's securities, including, if requested, by (i) providing information for due diligence purposes to prospective transferees of the Series D Shareholder's investment in the Company and (ii) providing an opinion of Company counsel to a transferee in connection with such transfer of the Series D Shareholder's investment in the Company. The Series D Shareholder must obtain the approval of the Company in writing prior to any such transfer of the Series D Shareholder's investment in the Company, such approval not to be unreasonably withheld.

          Section 4.2  Release of Restrictions on Shares.  The restrictions set
                       ---------------------------------
forth in Section 4.1 on the sale, transfer or other disposition and on the pledge or other hypothecation of the Shares, including the Independence Issue-related provisions in Section 4.1(c), shall lapse concurrently with the successful completion of an IPO of Common Stock by the Company or upon the sale of all or substantially all of the assets of the Company.

          Section 4.3  Repurchase Upon Death.  Any Original Shareholder who (i)
                       ---------------------
owns more than 1% of the outstanding Shares; and (ii) is an employee of the Company (an "Original Employee Shareholder"), may elect to have the Company purchase up to $1,000,000 of his Shares at the time of his death at Fair Market Value (as hereinafter defined); provided that, (i) such Original Shareholder,
                                -------- ----
while still living, has provided the Company with notice as of the date hereof or provides the Company with one hundred and twenty (120) days' notice of such intent at such other time ("Special Notice"); and (ii) upon receiving such Special Notice, the Company shall be able to, through use of its reasonable best efforts, obtain Company-sponsored life insurance ("Insurance") policies for each Original Employee Shareholder providing a Special Notice pursuant to section (i) of this Section at a commercially reasonable price. In the event that the Company has been able to obtain such Insurance, then the Company shall purchase such Shares with the proceeds of the Insurance policy and the purchase price for the Shares shall be paid by the Company to the Original Employee Shareholder's estate, at such time as proceeds are received under the Insurance plan.

          4.4  Repurchase of Shares Owned by Management Shareholders. Upon any
               -----------------------------------------------------
termination of the employment of any Management Shareholder by the Company for cause (where applicable and as such term is defined in the respective employment agreements in existence on this date between the Company and each Management Shareholder), the Company shall have the right to repurchase from such Management Shareholder all Shares held by such Management Shareholder at Fair Market Value.

          4.5  Procedure.  (a)  The repurchase rights of the Company under
               ---------
Section 4.4 may be exercised by notice specifying the Shares to be repurchased (a "Repurchase Notice"). The Repurchase Notice shall be delivered to the respective Management Shareholder during the period (the "Repurchase Period") ending 30 days after the event triggering such repurchase right. Upon the delivery of any Repurchase Notice, the respective Management Shareholder shall be obligated to sell to the Company the Shares specified in such Repurchase Notice.

          (b) The closing of any repurchase of Shares under this Section shall take place at the offices of the Company or at such other place designated by the Company on a business day designated by the Company which shall be not more than 30 days after the receipt of the Repurchase Notice. At such closing, (i) the respective Management Shareholder shall deliver to the Company the certificate or certificates evidencing the Shares specified in the Repurchase Notice, duly endorsed for transfer and free and clear of all liens, claims and other encumbrances (other than encumbrances arising under this Agreement), and
(ii) the Company shall deliver to such Management Shareholder the purchase price therefor.


                                   SECTION 5.
                    RIGHTS WITH RESPECT TO SALES OF SHARES
                    --------------------------------------

          Section 5.1  Certain Shareholder Requirements.  No Shareholder, and
                       --------------------------------
none of his or its heirs, personal representatives, successors, or assigns, as the case may be, shall have the right at any time of such ownership to sell, or otherwise transfer any portion of his or its Shares, other than to a Permitted Transferee (any Shareholder who desires to sell or transfer his or its Shares is hereinafter referred to as a "Selling Shareholder") unless in accordance with the following provisions.

          (i)  Right of First Refusal to Company and/or Shareholders.  (a)  The
               -----------------------------------------------------
Selling Shareholder shall deliver a written-notice to the Company, stating the price, terms, and conditions of the proposed sale or transfer, the Shares to be sold or transferred, and the identity of the proposed transferee (a "Sale Notice"). Within twenty (20) days after receipt of a Sale Notice, the Company shall have the right to purchase all or any portion of the Shares so offered at the price and on the terms and conditions stated in the Sale Notice.

          (b) If none or only a part of the Shares for sale is bid for purchase by the Company, then the Selling Shareholder shall deliver the Sale Notice to all of the other Shareholders (the "Buying Shareholders"). Within twenty (20) days after receipt of a Sale Notice, the Buying Shareholders shall have the right to purchase all or a part of his or its pro rata portion (on an as-converted basis) of the Shares so offered at the price and on the terms and conditions stated in the Sale Notice by giving notice to the Selling Shareholder stating the quantity of Shares to be so purchased.

          (c) In the event that (X) the Company and/or the Buying Shareholders have not bid to purchase all of the Shares for sale and (Y) the remaining Shares are to be sold to a Reuters Competitor, then the Selling Shareholder shall give Reuters written notice prior to any such sale stating the remaining number of Shares for sale and the identity of the Reuters Competitor (a "Reuters Sale Notice"). For a period of twenty (20) days after receipt of a Reuters Sale Notice, Reuters shall have a right to purchase all or any portion of the remaining Shares so offered at the price and on the terms and conditions stated in the original Sale Notice. For purposes of this Section (c), a "Reuters Competitor" shall be deemed to be (A) Bloomberg L.P., Dow Jones, Inc., Bridge Data, Inc., Thomson Corporation, Automatic Data Processing Inc., IPC Systems Inc. and any of their affiliates, successors or assigns and (B) any other person or entity or an affiliate of any such person or entity similar to those types of companies listed in (A) above which, at the time of the sale, either alone or combined with its affiliates derives greater than 30% of its revenues from the provision of financial information to the professional market.

          (ii)   Transfer to Third Parties.  If none or only a part of the
                 -------------------------
Shares for sale is purchased by the Company and/or the Buying Shareholders, then the Selling Shareholder may dispose of some or all of the remaining Shares for sale to any person or persons, subject to Section 5.1(i)(c) but only within a period of ninety (90) days from the date of his or her last Sale Notice. However, the Selling Shareholder shall not sell or transfer any of the Shares for sale at a lower price or on terms more favorable to the purchaser or transferee than those specified in the Sale Notices. After the ninety (90) day period, the procedures set forth in this Section 5.1 shall again apply.

          (iii)  Tag-Along Rights of Shareholders.  If any Selling Shareholder
                 --------------------------------
or group of Selling Shareholders proposes to sell in a single transaction or a series of related transactions an aggregate number of shares of stock of any class for cash or other property which represents more than 10% of the then outstanding Shares (other than, as provided above, to a Permitted Transferee), such Selling Shareholder or group of Selling Shareholders shall comply with the following:

                 (A) The Selling Shareholder or group of Selling Shareholders shall send to all Shareholders a written notice of the proposed sale, offering each the right to participate in the sale on the terms set out in this Section 5.1(iii). Each such Shareholder (a "Co-Seller") may elect to participate in the contemplated sale by delivering a written notice to the Selling Shareholder or group of Selling Shareholders within two business days after the expiration of the notice periods identical to those set forth in Section 5.1(i) specifying the number of shares such Co-Seller elects to sell. Each such Co-Seller may elect to sell in the contemplated transaction up to a number of Shares equal to the number obtained by multiplying the number of Shares which the Co-Seller owns by a fraction, the numerator of which shall be the number of Shares the Selling Shareholder or group of Selling Shareholders proposes to sell, and the denominator of which shall be the aggregate number of Shares held by the Selling Shareholder or group of Selling Shareholders. If the Co-Sellers and the Selling Shareholder or group of Selling Shareholders (singularly, a "Selling Party", and, collectively, the "Selling Parties") in the aggregate elect to sell more than the total number of Shares that the Selling Shareholder's or group of Selling Shareholders' buyer or buyers wish to purchase, then each Selling Party shall be entitled to sell to the buyer or buyers that number of Shares to be so purchased by the buyer or buyers from the Selling Parties multiplied by a fraction, the numerator of which is the number of Shares such Selling Party elects to sell and the denominator of which is the aggregate number of Shares all of such Selling Parties elect to sell.

          (B) Each Co-Seller shall effect its participation in a sale of the type contemplated in this Section 5.1(iii) by arranging for transfer to the buyer or buyers of one or more certificates, properly endorsed for transfer, which represent the number of Shares which the Co-Seller is entitled to sell pursuant to this Section 5.1(iii). All Shares proposed to be sold by each Selling Party shall be sold free and clear of all liens, claims and encumbrances of any kind.

          (C) The exercise or non-exercise of the rights of the Co-Sellers hereunder to participate in one or more sales of Shares made by a Selling Shareholder or group of Selling Shareholders shall not adversely affect Co-Sellers' rights to participate in subsequent sales by Selling Shareholders or groups of Selling Shareholders which meet the conditions specified in this
Section 5.1(iii).

          (D) Any sale or transfer made pursuant to this Section 5.1(iii) shall be consummated within 120 days of the expiration of the Section 5.1(iii) notice period.

          Section 5.2.  Bring-Along Rights.
                        ------------------

               (i)  Requirements.  If any Shareholder or group of Shareholders
                    ------------
who collectively hold at least 50% of the then outstanding Shares on an as converted basis (the "Majority Shareholders") shall propose a sale or exchange in a business combination or otherwise of all their Shares in a bona fide arm's length transaction, the Majority Shareholders, at their option may require that
(1) all Shareholders sell or exchange all of their shares in the same transaction at the same price and on the same terms and conditions as applicable to the Majority Shareholders and, (2) if Shareholder approval of the transaction is required, that each such Shareholder vote such Shareholder's Shares in favor thereof. For the purposes of this Section 5.2, a "sale" shall include a merger, consolidation or similar combination, exchange, sale of assets followed by a liquidation, or any disposition thereof for cash, marketable securities, or debt obligations, or a combination thereof; provided, however,
                                       --------  -------
that a "sale" shall not include a public offering of shares to be registered under the Securities Act.

               (ii)  Expiration of Bring-Along Rights.  The provisions of this
                     --------------------------------
Section 5.2 shall expire at such time as the Company completes the initial public offering of its Common Stock.


                                   SECTION 6.
                              PRE-EMPTIVE RIGHTS
                              ------------------

          Section 6.1.  Shareholders.
                        ------------

               (i)  "New Securities."  "New Securities" shall mean any
                     --------------
additional equity of the Company, whether Common Stock or any other equity security or right convertible, exchangeable or exercisable into Common Stock or any other security, other than (A) securities issued to employees, directors or officers of the Company pursuant to plans adopted or arrangements approved by the Compensation Committee and any securities issuable upon the exercise of any such options granted or issued under such plans; (B) securities issued for the acquisition of another company by the Company by merger, purchase of substantially all the assets of such company, or other reorganization of the Company approved by a vote of a Super Majority of the Board; (C) securities issued to an equipment lessor or source of debt financing pursuant to arrangements approved by a vote of a Super Majority of the Board; and (D) the issuance of securities upon the exercise or conversion of options, warrants or the convertible securities which are outstanding as of the date of this Agreement.

               (ii)  Pre-Emptive Rights of Shareholders.  (A) Notwithstanding
                     ----------------------------------
any prior agreement to the contrary, in the event the Company intends to issue New Securities, it shall give each Shareholder written notice of such intention, describing the type of New Securities to be issued, the price thereof, and the general terms upon which the Company proposes to effect such issuance. Each Shareholder shall have fifteen (15) days from the date of such notice to agree to purchase all or a part of its pro rata portion (on an as-converted and fully-diluted basis) of such New Securities for the price and upon the general terms and conditions specified in the Company's notice by giving notice to the Company stating the quantity of New Securities to be so purchased.

     (B) Any pre-emptive rights heretofore granted by the Company to any Original Shareholders, Series B Shareholders, Series C Shareholders or Series D Shareholder in connection with the Shares are hereby eliminated and only the pre-emptive rights referred to in this Section 6.1 are effective.

                                  SECTION 7.
                                   LEGENDS
                                   -------

          By execution of this Agreement, the Shareholders indicate their agreement to the repurchase rights of the Company, the restrictions on resale and the special rights described in Section 5 hereof. The Shareholders also acknowledge that neither the issuance nor the resale of the Shares has been registered or qualified under applicable federal or state securities laws.

          The Shareholders agree that the following legends will be imprinted on each certificate representing Shares restricted from resale under Section 5 hereof:


     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE
     TRANSFERRED, SOLD, PLEDGED, HYPOTHECATED, OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDERS EXECUTING SUCH AGREEMENT, A COPY OF WHICH CAN BE INSPECTED AT THE COMPANY'S EXECUTIVE OFFICES."


          The Shareholders agree that the following legends will be imprinted on all certificates representing the Shares:


     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT TO THE EFFECT THAT AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                                   SECTION 8.
                      ACTIONS REQUIRING SPECIAL APPROVAL
                      ----------------------------------

            Unless approved by a vote of a Super Majority of the Board, the Company shall not permit:

     (i)    Any public offering of Common Stock;

     (ii) Any equity or debt financings or series of financings by the Company, which individually or in the aggregate equal more than $500,000;

     (iii) A loan by the Company to any shareholder, officer, director or employee in excess of $10,000 or any loan by any shareholder, interested director, officer or employee to the Company in excess of $10,000;

     (iv) Any material transaction between the Company and any shareholder, officer, director or employee or any member of the immediate family of any of the foregoing persons;

     (v)    The payment of any dividends on any of the Company's capital stock;

     (vi) Any transaction between the Company and any non-wholly-owned subsidiary;

     (vii)  Any repurchase by the Company of its capital stock;

     (viii) Any reincorporation of the Company;

     (ix) Any letter of intent, memorandum of understanding or other form of agreement in principle to enter into a material transaction referred to in this Section 7, not in the ordinary course of business; and

     (x) Any amendment of the Company's Articles of Incorporation or Amended By-Laws.

            In addition to a vote of a Super Majority of the Board, any sale of all or substantially all of the assets or capital stock of the Company, whether by merger, consolidation, exchange or otherwise, shall require the vote of a majority of the holders of the issued and outstanding capital stock of the Company, on an as-converted basis.


                                   SECTION 9.
                     TRADE SECRETS AND UNFAIR COMPETITION
                     ------------------------------------

            It is understood that the Shareholders will have access to the Company's confidential and proprietary information and trade secrets, including patentable and nonpatentable technology, customer or client lists and other items of information. The use of such items or the solicitation of the Company's clients, employees, business partners, material vendors or consultants by a Shareholder would materially and adversely affect the Company and all of the Shareholders, economically and otherwise.

            Accordingly, the Company must protect such information through an agreement regarding confidentiality by and among the Company and the Shareholders on the terms of this Section.

          (a) As a result of a Shareholder's investment in the Company, such Shareholder may be in possession of proprietary and confidential information and trade secrets relating to the business practices of the Company and affiliated companies, if any. The Shareholder covenants and agrees that he or it will not, at any time during or after the investment period, directly or indirectly, use or disclose to any person, firm, company or other entity, use to the detriment of the Company or the Company's employees or misuse in any way proprietary or confidential information acquired by the Shareholder during the term of his or its investment in the Company regarding the clients, customers or business practices of the Company or affiliated companies which has not otherwise become part of the public domain, without the prior written consent of the Company or as required by law. For purposes of this Agreement, confidential information includes, but is not limited to, trade secrets; lists of past or present clients, customers or consultants; product or service development plans; marketing plans; pricing policies; business acquisition plans or targets; any portion or phase of any technical information, technique, method, process, procedure, technology or know-how (whether or not in written on tangible form) used by the Company or any portion or phase of any technical information, ideas, discoveries, designs, computer programs, that is valuable (whether or not in written or tangible form or whether or not down-loaded into a computer or on computer discs) to the Company. All such information, in whatever form, including all memoranda, notes, plans, reports, records, documents and other evidence thereof and any other information of whatever nature which gives the Company an opportunity to obtain an advantage over its competitors shall be considered a "trade secret" for the purposes of this Agreement. Notwithstanding the foregoing, a Shareholder's obligations under this subsection (a) shall not apply to any information that (i) was in the possession of such Shareholder without obligation of confidence prior to the receipt thereof from the Company,
(ii) was independently developed by the Shareholder, (iii) is or has become available to the public without fault of such Shareholder, (iv) is disclosed to such Shareholder, without restriction, by a third party, or (v) the Shareholder is requested to disclose the information and the information is required by law to be disclosed (in which event the Shareholder will notify the Company as promptly as practicable following the request to enable the Company to seek an appropriate protective order or to waive the provision).

          (b) Each Original Shareholder agrees that during the term of and for a period of one year immediately following termination of his or its investment in the Company, such Original Shareholder shall not directly interfere with the business of the Company in any manner, including, without limitation, by inducing an employee or associate to leave the Company, or by inducing a consultant or other independent contractor to sever that person's relationship with the Company, or disrupting the Company's relationships with customers, agents, representatives or vendors or otherwise.

          (c) In the event that any portion of this Section 9 is determined to be unenforceable, such enforceable portion shall be severable and the balance shall remain valid and fully enforceable. Money damages for the breach of the foregoing covenants may not be capable of determination. Accordingly, the foregoing covenants shall be subject to specific enforcement in any court of competent jurisdiction.

                                  SECTION 10.
                                INDEMNIFICATION
                                ---------------

          Section 10.1  Arising out of Employment or Efforts on Behalf of the
                        -----------------------------------------------------
Company.  To the full extent permitted by law, the Company will indemnify any
-------
person or his or its, as the case may be, heirs, distributees, next of kin, successors, appointees, executors, administrators, legal representatives and assigns who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative by reason of the fact that he is or was a director, officer, employee or agent of the Company, or is or was serving at the request of the Company as a director, officer, employee or agent of another company, partnership, joint venture, trust or other enterprise, domestic or foreign, against expenses, attorneys' fees, court costs, judgments, fines, amounts paid in settlement and other losses actually and reasonably incurred by him in connection with such action, suit or proceeding. Where permitted by applicable law, in connection with any such action, suit or proceeding, the Company shall advance those attorneys' fees as may be reasonably requested from time to time by the party to be indemnified.

          Section 10.2  Arising out of Investment in the Company.  To the full
                        ----------------------------------------
extent permitted by law, the Company will indemnify any shareholder, director, officer, employee or agent of the Company or his heirs, distributees, next of kin, successors, appointees, executors, administrators, legal representatives and assigns who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceedings, whether civil, criminal, administrative or investigative by reason of the fact that he was or is an investor in the Company, against expenses, attorneys' fees, court costs, judgments, fines, amounts paid in settlement and other losses actually and reasonably incurred by him in connection with such action, suit or proceeding. Where permitted by applicable law, in connection with any such action, suit or proceeding, the Company shall advance those attorneys' fees as may be reasonably requested from time to time by the party to be indemnified.

                                  SECTION 11.
                                  AMENDMENTS
                                  ----------

          This Agreement, the Certificate of Incorporation and By-Laws of the Company may only be amended, altered or repealed by a vote of a Super Majority of the Board and a majority of the issued and outstanding capital stock of the Company, on an as converted basis; provided, however, that any such amendment of
                                   --------  -------
Sections 2.1(a)(i)(A), (B) and (C), Sections 2.1(b)(i) and (ii), 2.1(c) (with respect to the representative appointed by JJDC) and Section 2.1(d) hereto which would adversely affect the rights of the holders of a series of Preferred Stock must also be approved by the holders of a majority of the shares of such series of Preferred Stock.


                                  SECTION 12.
                              INFORMATION RIGHTS
                              ------------------

          All Original Shareholders will be entitled to copies upon request, of the following financial and other information:

          (i) Annual consolidated and consolidating financial statements, audited by an accounting firm of nationally-recognized standing, within ninety
(90) days of the end of each fiscal year; and

          (ii) Copies of all reports, proxy statements, registration statements and notifications, if any, filed with the Securities and Exchange Commission, within fifteen (15) days of such filing.



                                  SECTION 13.
                                 MISCELLANEOUS
                                 -------------

          Section 13.1  Termination.  This Agreement shall remain in effect
                        -----------
until the earlier to occur of (i) the tenth anniversary of the date hereof; (ii) with respect to any Shareholder, the date on which such Shareholder no longer owns any shares of capital stock of the Company; (iii) upon completion of a public offering for the Company resulting in the conversion of all Preferred Stock into Common Stock, or (iv) a sale of all or substantially all of the Company's capital stock or assets, a merger, a consolidation or similar combination, an exchange, or a sale of assets followed by a liquidation; provided, however, that Section 10 shall survive for the applicable statute of
--------  -------
limitations period.

          Section 13.2  Definitions.
                        -----------

          "Fair Market Value" shall be the fair market value per Share determined by a single valuation expert mutually agreed upon by the Company and any selling Shareholder; provided that if the Company and such selling
                         --------
Shareholder cannot mutually agree on a single valuation expert, such Fair Market Value shall be determined by the majority vote of (i) a valuation expert selected by the Company (the "Company Expert"), (ii) a valuation expert selected by the selling Shareholder (the "Seller Expert") and (iii) a valuation expert mutually selected by the Company Expert and the Seller Expert; it being understood and agreed that the aggregate costs related to the engagement of such valuation expert or valuation experts, as the case may be, shall be borne equally by the Company and the selling Shareholder.

          "Super Majority" means seven out of ten votes in favor by the Board will be required.

          Section 13.3  Entire Agreement.  This Agreement embodies the entire
                        ----------------
agreement and understanding of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, whether written or oral, relating to such subject matter.

          Section 13.4  Notices.  All notices, advice and commitments to be
                        -------
given or otherwise made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument given by personal delivery or telecopier or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, addressed to such party at the address appearing on the records of the Company or such other addresses as may have been given by such person to the Company for the purposes of notice in accordance with this subsection. All such notices, advice and communications shall be deemed to have been delivered and received (i) in the case of personal delivery or telecopier, on the date of such delivery and (ii) in the case of mailing, on the third business day following such mailing. Notices hereunder may also be given by e-mail to an e-mail address provided to the Company by any party hereto or to the Company at jmuldoon@intralinks.com. Either party may change its e-mail address by notifying the other party. E-mail notice shall be deemed to have been given twenty-four (24) hours after it has been sent. Notice will not be deemed given if the sending party receives a notification that the e-mail address of the intended recipient is invalid or any other notification that indicates that the e-mail was not received. In addition, the sender of the e-mail notice shall retain a confirmation of the receipt of the e-mail by the recipient.

          Section 13.5  Governing Law.  This Agreement shall be governed by and
                        -------------
construed in accordance with the laws of the State of New York, without regard to its conflict of laws provisions. The parties hereto hereby agree that all actions and proceedings arising in connection with this Agreement or any agreement, document or instrument executed in connection herewith shall be tried and litigated in the state and federal courts located in New York, New York (other than appeals from those courts that may have to be heard outside of New York, New York).

          Section 13.6   Benefits of Agreement; Permitted Transferees.  Nothing
                         --------------------------------------------
expressed by or mentioned in this Agreement is intended or shall be construed to give any person other than the parties hereto and their Permitted Transferees any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto and their respective Permitted Transferees. Anything in this Agreement to the contrary notwithstanding, any Permitted Transferee shall be subject to and bound by the terms and conditions of this Agreement as fully as though such person was a signatory hereto, and shall be required to execute a joinder to this Agreement.

          Section 13.7   Further Assurances.  Each of the Shareholders agrees
                         ------------------
that during the term of this Agreement such Shareholder will take such reasonable actions as may be necessary to effect the purposes of this Agreement.

          Section 13.8   Severability.  Any provision hereof prohibited by or
                         ------------
unlawful or unenforceable under any applicable law of any jurisdiction shall as to such jurisdiction be ineffective without affecting any other provision of this Agreement. To the full extent, however, that the provisions of such applicable law may be waived, they are hereby waived to the end that this Agreement be deemed to be a valid and binding agreement enforceable in accordance with its terms.

          Section 13.9   Remedies.  The parties hereto shall have all remedies
                         --------
for breach of this Agreement available to them provided by law or equity. Without limiting the generality of the foregoing, the parties agree that in addition to all other rights and remedies available at law or in equity, the parties shall be entitled to obtain specific performance of the obligations of each party to this Agreement and immediate injunctive relief and that in the event any action or proceeding is brought in equity to enforce the same, no Shareholder will urge, as a defense, that there is an adequate remedy at law.

          Section 13.11  Counterparts.  This agreement may be executed in
                         ------------
several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

                   [Shareholders' Agreement Signature Page]

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement as a sealed instrument, all as of the day and year first above written.

INTRALINKS, INC.


By: /s/ Mark S. Adams
    ------------------------------------
    Name:   Mark S. Adams
    Title:  President


SERIES E PURCHASER


CATALYST INVESTMENTS (BELGIUM) NV
----------------------------------------
[Name]


By: /s/
    ------------------------------------
    Name:  MeesPierson Trust (Belgie) NV
    Title: Pieter Lateman


INTRALINKS, INC.


By: /s/
    ------------------------------------
    Name:
    Title:


SERIES E PURCHASER


Fredrick and Ruth Lohr - Benjamin
----------------------------------------
[Name]


By: /s/ John Muldoon
    -----------------------------------
    Name:   John Muldoon
    Title:  Attorney-in-Fact


INTRALINKS, INC.


By:
    -----------------------------------
    Name:
    Title:


SERIES E PURCHASER


/s/ Ting Pau Oei
---------------------------------------
[Name]



By:
    -----------------------------------
    Name:  Ting Pau Oei
    Title: Vice President
           Johnson & Johnson Dev. Corp.


INTRALINKS, INC.


By:
    -----------------------------------
    Name:
    Title:


SERIES E PURCHASER


Reuters Holdings Switzerland SA
---------------------------------------
[Name]


By: /s/
    -----------------------------------
    Name:
    Title:


INTRALINKS, INC.


By:
    -----------------------------------
    Name:
    Title:


SERIES E PURCHASER


YOUNES NAZARIAN
---------------------------------------
[Name]


By: /s/ Younes Nazarian
    -----------------------------------
    Name:   YOUNES NAZARIAN
    Title:


INTRALINKS, INC.


By:
    -----------------------------------
    Name:
    Title:


SERIES E PURCHASER


DAVID AND ANGELLA NAZARIAN FAMILY TRUST
---------------------------------------
[Name]


By: /s/ David Nazarian
    -----------------------------------
    Name:   DAVID NAZARIAN
    Title:  TRUSTEE


INTRALINKS, INC.


By:
    -----------------------------------
    Name:
    Title:


SERIES E PURCHASER


SAM NAZARIAN TRUST
---------------------------------------
[Name]


By: /s/ David Nazarian
    -----------------------------------
    Name:   DAVID NAZARIAN
    Title:  TRUSTEE


INTRALINKS, INC.


By:
    -----------------------------------
    Name:
    Title:


SERIES E PURCHASER


SHARON NAZARIAN BARADARAN TRUST
---------------------------------------
[Name]


By: /s/ David Nazarian
    -----------------------------------
    Name:   DAVID NAZARIAN
    Title:  TRUSTEE

                    [Shareholders' Agreement Signature Page]

/s/ Sarah Brown-Adams
-------------------------
Sarah Brown-Adams


WALKER BROWN-ADAMS TRUST


By:/s/ Barrett Brown
   ----------------------
   Name:  Barrett Brown
   Title: Trustee

/s/ D. W. Brown
-------------------------
Duncan W. Brown

/s/ John M. Muldoon
-------------------------
John M. Muldoon


ERNST & YOUNG U.S. LLP


By: /s/ Steven D. Oesterle
   -------------------------
   Name:  STEVEN D. OESTERLE
   Title: PARTNER


RYAN JOHN MULDOON TRUST


By: /s/ David T. Muldoon
   -------------------------
   Name:  DAVID T. MULDOON
   Title: TRUSTEE


ERIC JAMES MULDOON TRUST


By: /s/ David T. Muldoon
   -------------------------
   Name:  DAVID T. MULDOON
   Title: TRUSTEE

                   [Shareholders' Agreement Signature Page]

KELLY JEAN MULDON TRUST


By: /s/ David T. Muldoon
    -----------------------------
    Name:  David T. Muldoon
    Title: Trustee

/s/ Arthur B. Sculley
---------------------------------
Arthur B. Sculley

/s/ David W. Sculley
---------------------------------
David W. Sculley

/s/ John Sculley
---------------------------------
John Sculley


SCULLEY FAMILY TRUST


By: /s/ David W. Sculley
    ------------------------------
    Name:  David W. Sculley
    Title: Trustee

/s/ John Muldoon Power of Attorney
----------------------------------
Fredrick Benjamin


/s/ John Muldoon Power of Attorney
----------------------------------
Ruth Benjamin


EUGENE A. TOMEI LIVING TRUST

By: /s/ /s/ John Muldoon Power of Attorney
    ------------------------------
    Name:
    Title:

                   [Shareholders' Agreement Signature Page]

/s/ C. Synder
----------------------------------------
    Cheryl Snyder


/s/ Robert L. Lerner
----------------------------------------
    Robert Lerner


INCLUSIVE VENTURES LLC

    /s/
By: ------------------------------------
    Name:
    Title: Managing Director


/s/ Patrick J. Wack, Jr.
----------------------------------------
    Patrick J. Wack, Jr.


PATRICK J. WACK, JR. FAMILY TRUST

    /s/ Lynda L. Gilligan
By: ------------------------------------
    Name:  Lynda L. Gilligan, President
    Title: Rhodes & O'Neill, LLC
           Trustee


/s/ Isabel M. Espina
----------------------------------------
    Isabel M. Espina


EUCLID PARTNERS IV, L.P.

    /s/
By: ------------------------------------
    Name:
    Title:

                   [Shareholders' Agreement Signature Page]

PERSEUS CAPITAL, LLC


By: /s/    William B. Ford
    ------------------------------
    Name:  William B. Ford
    Title: Managing Director


VANTAGE VENTURES CV


By: /s/ Jon B. Victor
    ------------------------------
    Name:  Jon B. Victor
    Title: Manager, Greenwich Ventures, LLC


LANDWELL FINANCIAL SERVICES, INC.


By: /s/    David M. Cromwell
    ------------------------------
    Name:  David M. Cromwell
    Title: Chairman


GREENWICH VENTURES LP


By: /s/ Jon B. Victor
    ------------------------------
    Name:  Jon B. Victor
    Title: Manager, Greenwich Ventures, LLC


JOHN SCULLEY IRREVOCABLE TRUST FOR
THE BENEFIT OF OLIVER ALLNAT


By: /s/    Geraldine V. Coleman
    ------------------------------
    Name:
    Title:

                   [Shareholders' Agreement Signature Page]

JOHN SCULLEY IRREVOCABLE TRUST FOR
THE BENEFIT OF MADELINE ALLNAT


By:        Geraldine V. Coleman
    ------------------------------
    Name:
    Title:


CATALYST INVESTMENT (BELGIUM) N.V.


By: ______________________________
    Name:
    Title:


P/A FUND III, LP

By:  APA Pennsylvania Partners III, L.P.
     By:  Patricof & Co. Managers, Inc.,
          its General Partner


By: /s/ Alan Patricof
    ------------------------------
    Name:
    Title:


PATRICOF PRIVATE INVESTMENT CLUB II, lp

By:  APA Excelsior V Partners, L.P.,
     its General Partner
     By:  Patricof & Co. Managers, Inc.,
          its General Partner


By: /s/ Alan Patricof
    ------------------------------
    Name:
    Title:

                   [Shareholders' Agreement Signature Page]

APA EXCELSIOR V, LP


By:  APA Excelsior V Partners, L.P.,
     its General Partner
     By:  Patricof & Co. Managers, Inc.,
          its General Partner


By: /s/ Alan Patricof
    ------------------------------
    Name:
    Title:


HULL OVERSEAS, LTD


By: ______________________________
    Name:
    Title:

RITA ANGEL, IRA


By: ______________________________
    Name:
    Title:


ALL SOULS CHURCH


By: ______________________________
    Name:
    Title:


JOSHUA ANGEL, IRA


By: ______________________________
    Name:
    Title:

                   [Shareholders' Agreement Signature Page]

C.E. UNTERBERG, TOWBIN, LLC


By: /s/
    ------------------------------
    Name:
    Title: Member


SOLAR GROUP


By: /s/    Evelyn Todd
    ------------------------------
    Name:  Evelyn Todd
    Title: Secretary


/s/ Dexter Felipe
----------------------------------
    DEXTER D. FELIPE


/s/ Phyllis Lynch
----------------------------------
    PHYLLIS M. LYNCH


SMART TECHNOLOGY VENTURES I, LLC


By: /s/    David Nazarian
    ------------------------------
    Name:  DAVID NAZARIAN
    Title: CHIEF INVESTMENT OFFICER


NEW YORK SMALL BUSINESS
VENTURE FUND, LLC


By: /s/    Kathryn Wylde
    ------------------------------
    Name:  Kathryn Wylde
    Title: President

                   [Shareholders' Agreement Signature  Page]

SCULLEY INVESTMENT LTD.
PARTNERSHIP


By: ______________________________
    Name:
    Title:


SCULLEY BROTHERS LLC


By: /s/    Arthur B Sculley
    ------------------------------
    Name:  Arthur B Sculley
    Title: Manager


/s/ David T. Muldoon
----------------------------------
    David T. Muldoon

                                  Schedule I
                                  ----------

                         List of Original Shareholders
                         -----------------------------

Name/Type                       Common Shares Held        Series A Shares Held
---------                       ------------------        --------------------

Management Shareholders
-----------------------

Sarah Brown-Adams                          288,850                     0
Walker Brown-Adams Trust                    14,650                     0
John M. Muldoon                            292,000                     0
Kelly Jean Muldoon Trust                     5,000                     0
Ryan John Muldoon Trust                      5,000                     0
Eric James Muldoon Trust                     5,000                     0
Patrick J. Wack, Jr.                       150,000                     0
Patrick J. Wack, Jr.
  Family Trust                               5,250                15,000

Non-Management Shareholders
---------------------------

Arthur B. Sculley                          190,097                45,000
Cheryl Snyder                               84,500
Robert Lerner                                    0                15,000
Inclusive Ventures, LLC                          0                22,500
Greenwich Ventures L.P.                          0                55,916
Vantage Ventures CV                              0                19,084
Landwell Financial
  Services, Inc.                            30,000                     0
Duncan W. Brown                             31,500                60,000
Frederick and Ruth Benjamin                      0                30,000
Eugene A. Tomei Living Trust                     0                30,000
David W. Sculley                                 0                45,000
John Sculley                                     0                45,000
Sculley Family Trust                        14,650                     0
Sculley Brothers LLC                        50,000                     0
Isabel M. Espina                             3,003                     0
Dexter D. Felipe                               500                     0
All Souls Church                             2,000                     0
David Muldoon                                1,000                     0
Phyllis M. Lynch                             2,000                     0
                                           -------                ------


        TOTAL:                           1,175,000               382,500

                                  Schedule II
                                  -----------


                         List of Series B Shareholders
                         -----------------------------

                                                                        No. of Shares
Series B                                                                 of Series B
Shareholder                                                            Preferred Stock
-----------                                                            ----------------
Euclid Partners IV, L.P.                                                        312,092
Perseus Capital, LLC                                                            234,070
Catalyst Investment (Belgium) N.V.                                               78,023
John Sculley                                                                     97,061
Sculley Brothers LLC                                                             23,407
Eugene A. Tomei                                                                   6,242
Frederick A. Benjamin and Ruth Lohr-Benjamin                                      1,560
Duncan Brown                                                                      7,802
Robert Lerner                                                                     7,802
Sculley Investment Ltd. Partnership                                              10,143
John Sculley Irrevocable Trust for the Benefit of Madeline Allnatt                1,014
John Sculley Irrevocable Trust for the Benefit of Oliver Allnatt                  1,014
                                                                                -------

                                              Total                             780,230

                                 Schedule III
                                 ------------


                         List of Series C Shareholders
                         -----------------------------

                                                                No. of Shares of
Investor                                                    Series C Preferred Stock
--------                                                    ------------------------
Duncan W. Brown                                                                15,385
Sculley Brothers LLC                                                           46,154
Eugene A. Tomei                                                                15,385
Euclid Partners IV, L.P.                                                      153,846
Perseus Capital LLC                                                            76,923
Catalyst Investments (Belgium) N.V.                                           461,537
P/A Fund III, LP                                                              246,154
Patricof Private Investment Club II, LP                                        13,662
APA Excelsior V, LP                                                         1,124,800
Solar Group                                                                    46,154
Smart Technology Ventures LLC                                                  38,462
Hull Overseas, Ltd.                                                            11,538
Rita Angel, IRA                                                                23,077
Joshua Angel, IRA                                                              23,077
New York Small Business Venture Fund, LLC                                     153,846
C.E. Unterberg, Towbin, LLC                                                    50,000

Total:                                                                      2,500,000

                                  Schedule IV
                                  -----------


                             Series D Shareholder
                             --------------------

                           No. of Shares of
Investor                   Series D Preferred Stock
--------                   ------------------------
ERNST & YOUNG U.S. LLP              660,000
                                    -------

Total:                              660,000

                                  Schedule V
                                  ----------


                         List of Series E Shareholders
                         -----------------------------

                                                       No. of Shares of
Investor                                           Series E Preferred Stock
--------                                           ------------------------
APA Excelsior V, L.P.                                           194,581
Catalyst Investments (Belgium) N.V.                              38,462
Eugene A. Tomei Living Trust                                      1,165
Frederick and Ruth Lohr-Benjamin                                  1,154
Johnson & Johnson Development Corporation                       230,769
New York Small Business Venture Fund, LLC                       107,811
P/A Fund III, LP                                                 42,583
Patricof Private Investment Club II, LP                           2,363
Reuters Holdings Switzerland SA                                 384,615
Younes Nazarian                                                  23,077
David and Angella Nazarian Family Trust                          15,385
Sam Nazarian Trust                                                7,692
Sharon Nazarian Baradaran Trust                                   7,692
Solar Group                                                      11,541